                                                                    Exhibit 99.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                               ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report on Form 10-KSB of First Community Financial Corporation, (the "Company") for the period ended December 31, 2002, as filed with the Securities and Exchange Commission (the "Report"), I, Richard
R. Leitzel, of the Company, certify, pursuant to 18 U.S.C. (S)1350, as adopted pursuant to (S)906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company as of and for the period covered by the Report.





Date: March 10, 2003                          By:  /s/  Richard R. Leitzel
      --------------------                         -----------------------------
                                                   Richard R. Leitzel,
                                                   Chief Financial Officer